Execution Version BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT TO PURCHASE AGREEMENT THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT TO PURCHASE AGREEMENT (this “Agreement”) is entered into as of June 16, 2025, by and between Sunnova Energy Corporation, a Delaware corporation (“SEC”), MoonRoad Services Group, LLC, a Delaware limited liability company (“MoonRoad”), Sunnova TEP 8-A, LLC (“TEP 8-A”), Sunnova TEP Developer, LLC, a Delaware limited liability company (“TEP Developer”, and together with SEC, MoonRoad and TEP 8-A, the “Sellers”) and Lennar Homes, LLC, a Florida limited liability company (together with its Affiliates, the “Buyer,” and the Buyer together with Seller, the “Parties”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the APA (as defined below). WHEREAS, reference is hereby made to that certain Solar Power System Purchase Agreement (this “APA”), made and entered into as of June 9, 2025, by and among TEP Developer and Buyer; WHEREAS, the TEP Developer and Buyer desire to amend the APA and acknowledge certain matters, in each case, as provided herein; WHEREAS, pursuant to Sections 4.04 and 4.05 of the APA, the execution and delivery of this Agreement is an obligation of TEP Developer and the Buyer to consummate the transactions contemplated by the APA; NOW, THEREFORE, pursuant to the APA and in consideration of the mutual promises contained in the APA, the receipt and sufficiency of which the Seller and the Buyer acknowledge, the Parties agree as follows: Article I – AMENDMENT TO PURCHASE AGREEMENT Section 1.1 Amendment to Defined Terms. The APA is hereby amended by deleting and replacing the definition of “Seller” in its entirety with the following: “shall mean Sunnova TEP Developer, LLC, a Delaware limited liability company, Sunnova Energy Corporation, a Delaware corporation, Sunnova TEP 8-A LLC, a Delaware limited liability company, and MoonRoad Services Group, LLC, a Delaware limited liability company”. Section 1.2 Other Amendments to APA. (a) Exhibit 1 to the APA is amended by replacing Exhibit 1 attached to the APA as executed on June 9, 2025 with Exhibit 1 to this Agreement, and for all purposes of the APA, the term “Exhibit 1” will be to Exhibit 1 to this Agreement. (b) Section 4.01 of the APA is amended by changing the Cash Payment to $15,211,206. 2 Article II – BILL OF SALE; ASSIGNMENT AND ASSUMPTION Section 2.1 Purchased Assets. Pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, on the terms and subject to the conditions set forth in the APA, including in all respects Section 3.01 of the APA, Seller hereby sells, assigns, conveys, transfers and delivers to Buyer, and Buyer hereby purchases, acquires, and accepts from Seller, all of Seller’s right, title and interest, free and clear of all Encumbrances (other than Permitted Encumbrances), in, to and under: each of the PV Systems and Storage Systems (as those terms are defined in the APA) installed in a home listed on Exhibit 1 hereto, including all the equipment and materials that are part of each such PV System and Storage System, as applicable (together, the “Installed Systems”); (b) all warranties from manufacturers or installers of Installed Systems; and (c) all easements or rights to use easements which Buyer or any other property owner has granted to Seller with regard to homes in or on which Installed Systems are located or the communities in which those homes are located. Section 2.2 Assumed Obligations. Pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, on the terms and subject to the conditions set forth in Section 2.01 of the APA, effective as of the Closing, the Seller hereby assigns and transfers to the Buyer, and the Buyer hereby assumes and becomes responsible for all Seller’s rights and obligations under all leases or purchase contracts executed on or before the date of this Agreement by which persons who have agreed to purchase from Buyer homes listed on Exhibit 1 hereto have agreed to lease or purchase the Installed Systems in or on those homes and all other Assumed Liabilities. Buyer agrees to pay, discharge and perform, or cause to be paid, performed, honored and discharged, as the case may be, all applicable Assumed Liabilities hereby assumed by Buyer in a timely manner in accordance with their terms. Article II - MISCELLANEOUS Section 2.1 Purchase Agreement. This Agreement is expressly made subject to the terms of the APA. Other than expressly provided herein, this Agreement in no way modifies, replaces, supersedes, defeats, limits, expands, diminishes or otherwise alters any right, obligation, claim or remedy under the APA, including any rights any party may have under the representations, warranties, covenants and agreements set forth in the APA. This Agreement is expressly made subject to the terms and provisions of the APA, and the APA shall remain in full force and effect on its terms, separate and apart from this Agreement. Notwithstanding any other provision in this Agreement to the contrary, in the event and to the extent that there shall be a conflict, ambiguity or inconsistency between the provisions of this Agreement and the provisions of the APA, the provisions of the APA shall control. Section 2.2 APA References. Each of Sections 10.02 (Entire Agreement), 10.03 (Benefit), 10.04 (No Recourse), 10.05 (Assignment), 10.06 (Notices), 10.07 (Governing Law), 10.10 (Jurisdiction and Exclusive Venue), 10.11 (Waiver of Jury Trial); 10.12 (Counterparts), of the APA are hereby incorporated by reference into this Agreement, the terms of which shall apply to this Agreement, mutatis mutandis as though set forth herein.[Remainer of this page is intentionally left blank] [Signature Page to Bill of Sale, Assignment and Assumption Agreement, APA Amendment] IN WITNESS WHEREOF, the Seller and the Buyer have caused this Bill of Sale, Assignment and Assumption Agreement and Amendment to Purchase Agreement to be executed and delivered as of the date first above written. BUYER: LENNAR HOMES, LLC By: /s/ Greg McGuff Name: Greg McGuff Title: Vice President [Signature Page to Bill of Sale, Assignment and Assumption Agreement, APA Amendment] SELLER: SUNNOVA TEP DEVELOPER, LLC, a Delaware limited liability company By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer MOONROAD SERVICES GROUP, LLC, a Delaware limited liability company By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer

[Signature Page to Bill of Sale, Assignment and Assumption Agreement, APA Amendment] SUNNOVA ENERGY CORPORATION By : /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer [Signature Page to Bill of Sale, Assignment and Assumption Agreement, APA Amendment] SUNNOVA TEP 8-A, LLC By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer Exhibit 1 (attached)